UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 21, 2006
Date of Report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-14602	91-1206026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI		96740
(Address of principal executive offices)		(Zip Code)

(808) 326-1353
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Securities Holders

(a)                                  On September 20, 2006, Cyanotech Corporation issued a news release announcing among other events that the Board of Directors has authorized a one for four reverse stock split of its common stock effective the date of the filing of a Certificate of Change with the Nevada Secretary of State or at such later date as specified in such Certificate but no later than 90 days after such filing.

The news release excerpt attached hereto as Exhibit 99.1 is incorporated herein by reference.

Section 8 – Other Events

Item 8.01  Other Events.

On September 20, 2006, Cyanotech Corporation issued a news release announcing among other events certain business initiatives and published articles on Spirulina.

The news release excerpt attached hereto as Exhibit 99.2 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number

99.1	News release excerpt, dated September 20, 2006, announcing a one for four reverse split of the common stock.

99.2	News release excerpt, dated September 20, 2006, announcing certain business initiatives and published articles on Spirulina.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH

CORPORATION (Registrant)

September 21, 2006	By:	/s/ William R. Maris

William R. Maris
Chief Financial Officer and VP Finance & Administration